UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 31, 2014

Integral Technologies, Inc.
(Exact name of registrant as specified in its charter)

Nevada	0-28533	98-0163519
(State or other jurisdiction	(Commission	IRS Employer
of incorporation or organization)	File Number)	Identification No.)

805 W. Orchard Drive, Suite 7
Bellingham, Washington  98225
(Address of principal executive offices)

Registrant's telephone number, including area code: (360) 752-1982

 N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
Item 3.02 Unregistered Sale of Equity Securities

On March 31, 2014, Integral Technologies, Inc. (the "Company") entered into subscription agreements with certain accredited investors, as defined in Regulation D promulgated under the Securities Act of 1933, as amended (the "Securities Act"), pursuant to which the Company sold the investors an aggregate of 6,744,251 shares of the Company's common stock, par value $0.001 per share  (the "Common Stock") and warrants to purchase an aggregate of 6,744,251 shares of Common Stock (collectively, the "Warrants"), for aggregate gross proceeds of $1,146,523.

The Warrants are exercisable for a period of eighteen (18) months from the date of issuance at an initial exercise price of $0.30, subject to adjustment.  If, the average closing bid price for the Company's Common Stock for each of 10 consecutive trading days (the "Measurement Period") exceeds $0.60 (subject to adjustment for forward and reverse stock splits, recapitalizations, stock dividends and the like) then the Company may, within 30 trading days of the end of such Measurement Period, call for cancellation of all or any portion of the Warrants for which a Notice of Exercise has not yet been delivered for consideration equal to $.01 per Share.

The securities sold in the private placement were not registered under the Securities Act, or the securities laws of any state, and were offered and sold in reliance on the exemption from registration afforded by Section 4(2) and Regulation D (Rule 506) under the Securities Act and corresponding provisions of state securities laws, which exempt transactions by an issuer not involving any public offering. Each investor is an "accredited investor" as such term is defined in Regulation D promulgated under the Securities Act.   This current report shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall such securities be offered or sold in the United States absent registration or an applicable exemption from the registration requirements and certificates evidencing such shares contain a legend stating the same.

The foregoing information is a summary of the agreements involved in the transaction described above, is not complete, and is qualified in its entirety by reference to the full text of such agreements, copies of which are attached as exhibits to this Current Report on Form 8-K.  Readers should review such agreements for a complete understanding of the terms and conditions associated with this transaction.

Item 9.01	Financial Statements and Exhibits.

(d)            Exhibits

The exhibits listed in the following Exhibit Index are filed as part of this report.

4.1	Form of Warrant issued to the investors in the March 2014 private placement.

10.1	Form of subscription by and among Integral Technologies, Inc. and the investors in the March 2014 private placement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  April 4, 2014

INTEGRAL TECHNOLOGIES, INC.

By:	/s/ Doug Bathauer
Doug Bathauer
Chief Executive Officer